MDC PARTNERS INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(US$ in 000s, except share and per share amounts)

	Q1	Q2	Q3	Q4	2008
Revenue	$140,902	$156,949	$142,089	$144,708	$584,648

Operating Expenses:
Cost of services sold	95,519	102,332	94,559	99,735	392,145
Office and general expenses	34,455	36,435	31,864	35,001	137,755
Depreciation and amortization	9,776	8,585	7,427	8,615	34,404
	139,751	147,352	133,850	143,351	564,304

Operating Profit	1,152	9,596	8,239	1,357	20,344

Other Income (Expenses):
Gain on sale of assets and other	(11)	54	(80)	23	(14)
Foreign exchange gain (Loss)	3,639	(555)	2,498	7,675	13,257
Interest expense	(3,911)	(3,656)	(3,572)	(3,858)	(14,998)
Interest income	467	428	455	393	1,743
	184	(3,729)	(699)	4,233	(12)

Income (Loss) from Continuing Operations Before Income Taxes,
Equity in Affiliates and Minority Interests	1,335	5,867	7,540	5,590	20,332

Income taxes Expense (Recovery)	(292)	4,485	2,221	(4,018)	2,397

Income from Continuing Operations Before Equity in
Affiliates and Minority Interests	1,627	1,382	5,318	9,607	17,935
Equity in earnings of non-consolidated affiliates	140	81	69	59	349
Minority interests in income of consolidated subsidiaries	(2,125)	(3,044)	(1,366)	(1,601)	(8,136)

Income (Loss) from Continuing Operations	(358)	(1,581)	4,021	8,066	10,148
(Loss) from Discontinued Operations	(3,036)	(2,891)	(771)	(3,317)	(10,015)
Net Income (Loss)	$(3,394)	$(4,472)	$3,250	$4,749	$133

Basic:
Continuing	$(0.01)	$(0.06)	$0.15	$0.30	$0.38
Discontinued	$(0.11)	$(0.11)	$(0.03)	$(0.12)	$(0.37)
Net Loss	$(0.13)	$(0.17)	$0.12	$0.18	$0.01

Diluted:
Continuing	$(0.01)	$(0.06)	$0.15	$0.29	$0.37
Discontinued	$(0.11)	$(0.11)	$(0.03)	$(0.11)	$(0.36)
	$(0.13)	$(0.17)	$0.12	$0.18	$0.01

Basic Shares	26,497,163	26,831,952	26,835,101	26,896,938	26,765,839
Diluted Shares	26,497,163	26,831,952	27,290,259	30,111,225	27,430,162

MDC PARTNERS INC.
RESTATED SEGMENT DISCLOSURE
Q1 2008

	Strategic	Customer	Specialized
	Marketing	Relationship	Communication
(US$ in 000s)	Services	Management	Services	Corporate	Total
Revenue	$76,978	$34,663	$29,261	-	$140,902

Cost of Services Sold	49,521	25,690	20,308	-	95,519

Office and General expense	18,924	5,921	5,227	$4,383	34,455

Depreciation and Amortization	7,281	1,825	602	68	9,776

Operating Profit (Loss)	$1,252	$1,227	$3,124	$(4,451)	$1,152

Minority Interest	$(687)	$(57)	$(1,381)	$0	$(2,125)

Non-Cash Stock Based Compensation	$446	$32	$252	$1,268	$1,998

EBITDA *	$8,979	$3,084	$3,978	$(3,115)	$12,926
MDC EBITDA **	$8,292	$3,027	$2,597	$(3,115)	$10,801

* EBITDA is a non-GAAP measure, but as shown above it represents operating income (loss) plus depreciation and amortization, and stock-based compensation.
** MDC's Share of EBITDA is a non-GAAP measure, but as shown above it represents operating income (loss) plus depreciation and amortization and stock-based compensation less minority interests.

MDC PARTNERS INC.
RESTATED SEGMENT DISCLOSURE
Q2 2008

	Strategic	Customer	Specialized
	Marketing	Relationship	Communication
(US$ in 000s)	Services	Management	Services	Corporate	Total
Revenue	$88,126	$36,843	$31,980	-	$156,949

Cost of Services Sold	53,811	26,358	22,164	-	102,333

Office and General expense	19,649	6,310	5,631	$4,845	36,435

Depreciation and Amortization	5,931	1,879	706	69	8,585

Operating Profit (Loss)	$8,735	$2,296	$3,479	$(4,914)	$9,596

Minority Interest	$(1,842)	$(130)	$(1,072)	$0	$(3,044)

Non-Cash Stock Based Compensation	$571	$35	$222	$1,035	$1,863

EBITDA *	$15,237	$4,210	$4,407	$(3,810)	$20,044
MDC EBITDA **	$13,395	$4,080	$3,335	$(3,810)	$17,000

* EBITDA is a non-GAAP measure, but as shown above it represents operating income (loss) plus depreciation and amortization, and stock-based compensation.
** MDC's Share of EBITDA is a non-GAAP measure, but as shown above it represents operating income (loss) plus depreciation and amortization and stock-based compensation less minority interests.

MDC PARTNERS INC.
RESTATED SEGMENT DISCLOSURE
Q3 2008

	Strategic	Customer	Specialized
	Marketing	Relationship	Communication
(US$ in 000s)	Services	Management	Services	Corporate	Total
Revenue	$81,279	$32,673	$28,137	-	$142,089

Cost of Services Sold	49,611	23,888	21,060	-	94,559

Office and General expense	18,108	5,780	5,077	$2,899	31,864

Depreciation and Amortization	4,871	1,846	641	69	7,427

Operating Profit (Loss)	$8,689	$1,159	$1,359	$(2,968)	$8,239

Minority Interest	$(1,180)	$(60)	$(126)	$0	$(1,366)

Non-Cash Stock Based Compensation	$475	$31	$174	$1,149	$1,829

EBITDA *	$14,035	$3,036	$2,174	$(1,750)	$17,495
MDC EBITDA **	$12,855	$2,976	$2,048	$(1,750)	$16,129

* EBITDA is a non-GAAP measure, but as shown above it represents operating income (loss) plus depreciation and amortization, and stock-based compensation.
** MDC's Share of EBITDA is a non-GAAP measure, but as shown above it represents operating income (loss) plus depreciation and amortization and stock-based compensation less minority interests.

MDC PARTNERS INC.
RESTATED SEGMENT DISCLOSURE
Q4 2008

	Strategic	Customer	Specialized
	Marketing	Relationship	Communication
(US$ in 000s)	Services	Management	Services	Corporate	Total
Revenue	$86,987	$29,791	$27,930	-	$144,708

Cost of Services Sold	54,586	25,076	20,073	-	99,735

Office and General expense	19,853	4,853	4,800	$5,495	35,001

Depreciation and Amortization	5,970	1,800	648	197	8,615

Operating Profit (Loss)	$6,578	$(1,938)	$2,409	$(5,692)	$1,357

Minority Interest	$(693)	$(19)	$(889)	$0	$(1,601)

Non Cash Stock Based Compensation	$4,670	$2,318	$633	$1,126	$8,747

EBITDA *	$17,218	$2,180	$3,690	$(4,369)	$18,719
MDC EBITDA **	$16,525	$2,161	$2,801	$(4,369)	$17,118

* EBITDA is a non-GAAP measure, but as shown above it represents operating income (loss) plus depreciation and amortization, and stock-based compensation.
** MDC's Share of EBITDA is a non-GAAP measure, but as shown above it represents operating income (loss) plus depreciation and amortization and stock-based compensation less minority interests.